SCHEDULE 14A

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INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Geron Corporation
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(Name of Registrant as Specified In Its Charter)

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GERON CORPORATION ** IMPORTANT NOTICE ** Important Notice of Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 29, 2009

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

GERON CORPORATION
C/O COMPUTERSHARE
350 INDIANA ST., SUITE 750
GOLDEN, CO 80401

The proxy statement and annual report to security holders are available at www.proxyvote.com
Proxy Materials Available Notice and Proxy Statement Annual Report Form 10-K

PROXY MATERIALS - VIEW OR RECEIVE

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 15, 2009 to facilitate timely delivery.

HOW TO VIEW MATERIALS VIA THE INTERNET
Have the 12 Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET     - www.proxyvote.com
2) BY TELEPHONE - 1-800-579-1639
3) BY E-MAIL*         - sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information
Meeting Type:	Annual
Meeting Date:	05/29/09
Meeting Time:	8:30 A.M., local time
For holders as of:	03/31/09
Meeting Location:
Geron's Headquarters 230 Constitution Drive Menlo Park, CA 94025

How To Vote
Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting Items
The Board of Directors recommends a vote FOR Proposals 1, 2 , 3 and 4.

1.	Election of Class I Directors.
Nominees:
	1a.	Thomas B. Okarma, Ph.D., M.D.

	1b.	Patrick J. Zenner

2.

To approve amendments to the Company's 2006 Directors' Stock Option Plan to revise certain terms with respect to stock options, restricted stock awards and restricted stock units to be granted under such plan.

3.	To approve an amendment to the Company's 1996 Employee Stock Purchase Plan to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 600,000 shares.

4.	To ratify appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2009.

5.	As said proxies deem advisable on such other matters as may come before the meeting and any adjournment(s) or postponement(s) thereof.